SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             April 11, 2001
                                                   -----------------------------


                            SONOMAWEST HOLDINGS, INC.
                           (formerly Vacu-dry Company)
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


          01912                                        94-1069729
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  Commission File Number                    (I.R.S. Employer Identification No.)


                1448 Industrial Avenue, Sebastopol, CA           95472-4848
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                (Address of Principal Executive Office)          Zip Code


                                 (707) 824-2548
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         The information set forth in the press release issued by SonomaWest Holdings, Inc., attached hereto as exhibit 99.1, is incorporated herein by reference.


Item 7.  Exhibits

Exhibit 99.1   Press Release



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            SonomaWest Holdings, Inc.


                             By: /s/ Gary L. Hess
                               ----------------------------
                                Gary L. Hess
                                President & CEO

Date:    April 11, 2001